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                                  Exhibit 10.16

                          Registration Rights Agreement



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                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT


                AGREEMENT (this "AGREEMENT"), dated as of March 16, 2001, by and among TBM Holdings Inc. (the "COMPANY"), a Florida corporation, J.H. WHITNEY III, L.P. ("WHITNEY III"), a Delaware limited partnership, J.H. Whitney IV, L.P. ("WHITNEY IV"), a Delaware limited partnership, Whitney Strategic Partners III, L.P. ("WHITNEY STRATEGIC" and together with Whitney III and Whitney IV, collectively, the "WHITNEY FUNDS"), a Delaware limited partnership, LEG Partners, L.P., a Delaware limited partnership ("LEG I"), LEG Partners II, L.P., a Delaware limited partnership ("LEG II"), LEG Partners SBIC, L.P., a Delaware limited partnership ("LEG SBIC"), LEG Partners III SBIC, L.P., a Delaware limited partnership ("LEG III"), LEG Partners Debenture SBIC, L.P., a Delaware limited partnership ("LEG DEBENTURES" and together with LEG I, LEG II, LEG SBIC and LEG III, "GOLUB") and Colt Capital LLC, a Connecticut limited liability company ("COLT").

                              W I T N E S S E T H :

                WHEREAS, pursuant to the terms of the Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of the date hereof, by and among the Company, the Whitney Funds and Golub (i) the Whitney Funds will purchase from the Company 472,254 shares (the "WHITNEY SHARES") of 10% Series B Cumulative Convertible Preferred Stock, $.001 par value per share, of the Company (the "SERIES B PREFERRED STOCK") and (ii) LEG III and LEG Debentures will purchase from the Company 472,254 shares (the "GOLUB SHARES") of Series B Preferred Stock; and

                WHEREAS, the Company and the other parties hereto desire to provide for the circumstances under which the Company will register securities of the Company on behalf of such other parties.

                NOW, THEREFORE, as an inducement to the Whitney Funds and Golub to consummate the transactions contemplated by the Purchase Agreement and in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the Company hereby covenants and agrees with the other parties hereto, and with each subsequent holder of Restricted Securities (as such term is defined herein), as follows:

                SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                        "ARTICLES OF INCORPORATION" shall mean the Articles of Incorporation of the Company, as amended, in effect on the date hereof.

                        "COLT STOCK" shall mean 400,000 shares of Common Stock held by Colt, as such shares may be adjusted for stock splits, stock combinations or reclassifications and as such shares may be reduced by any sales or transfers of such shares by Colt.

                        "COMMISSION" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.


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                        "COMMON STOCK" shall mean, collectively, the shares of
        common stock, $.001 par value per share, of the Company, and any class or series of common stock of the Company authorized after the date hereof, or any other class or series of stock resulting from successive changes or reclassifications of any class or series of common stock of the Company.

                        "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                        "INSTITUTIONAL INVESTORS" shall mean the Whitney Funds, Golub and their respective successors and assigns.

                        "MATERIAL TRANSACTION" means any material transaction in which the Company proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation or any other transaction that would require disclosure pursuant to the Securities Act or Exchange Act, and with respect to which the Company's Board of Directors has reasonably determined in good faith that compliance with this Agreement would require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

                        "PUBLIC OFFERING" shall mean the sale by the Company or any other person or entity of equity securities of the Company pursuant to a registration statement on Form S-1 or otherwise under the Securities Act.

                        "REGISTRATION EXPENSES" shall mean the expenses so described in Section 5 hereof.

                        "RESTRICTED SECURITIES" shall mean the Whitney Shares, the Golub Shares and the Restricted Stock.

                        "RESTRICTED STOCK" shall mean the shares of Common Stock held by the Whitney Funds or Golub, including, without limitation, shares of Common Stock, into which the Whitney Shares and the Golub Shares are convertible, and any capital stock or other securities issued or issuable with respect to such Whitney Shares, Golub Shares or Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, conversion, consolidation or other reorganization.

                        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                        "SELLING EXPENSES" shall mean the expenses so described in Section 5 hereof.



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                SECTION 2. REQUIRED REGISTRATION.

                        (a) At any time and from time to time following the date January 1, 2002, the Institutional Investors may, by written notice, request that the Company register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holders (or which would be held by such requesting holders, upon conversion of the Whitney Shares and the Golub Shares owned by such requesting holders) for sale in the manner specified in such notice; provided, however, that the Company shall not be obligated to register Restricted Stock or Colt Stock pursuant to such request: (i) subject to
Section 3(a) below, during the period beginning 30 days prior to the filing, and ending on a date 90 days following the effective date, of a registration statement filed by the Company relating to an underwritten offering only of the Company's capital stock (other than a registration statement for the Company's capital stock which does not give rise to incidental registration rights pursuant to Section 3(a) below) provided that the Company is actively employing in good faith its reasonable best efforts to cause such registration statement to become effective; or (ii) if the Company provides a certificate of its President stating that a Material Transaction exists at the time of the request, in which event no such registration statement need be filed until the earlier of the lapse of 90 days from the issuance of such certificate or the date on which such Material Transaction no longer exists; provided, however, that the Company may not exercise its right under this clause (ii) more than once in any 12-month period. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock or Colt Stock shall have been entitled to join pursuant to this Section 2 or Section 3 hereof and in which there shall have been effectively registered all shares of Restricted Stock and Colt Stock as to which registration shall have been so requested.

                        (b) Promptly following receipt of any notice under this
Section 2, the Company shall immediately notify Colt (so long as Colt holds any Colt Stock) and all other Institutional Investors from whom notice has not been received and shall file and use its reasonable best efforts to have declared effective a registration statement under the Securities Act for the public sale, in accordance with the method of disposition specified in such notice from requesting holders, of the number of shares of Restricted Stock and Colt Stock, if any, specified in such notice (and in any notices received from other holders of Restricted Stock within 20 days after the date of such notice from the Company). If such method of disposition shall be an underwritten public offering, the Institutional Investors participating in such registration who own a majority in interest of the Restricted Stock to be included in such registration by such Institutional Investors may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. In such event, the right of any holder of Restricted Stock or Colt Stock to include its Restricted Stock or Colt Stock, as applicable, in such registration shall be conditioned on such holder's participation in such underwriting and the inclusion of such holder's Restricted Stock or Colt Stock, as applicable, in the underwriting to the extent provided herein. The number of shares of Restricted Stock and Colt Stock to be included in such an underwriting may be reduced (pro rata among all holders requesting, under this Section 2, to participate in such registration based upon the number of Shares requested to be registered by each such holder) if and to the extent that the



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managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein. With respect to the preceding sentence, if the Company elects to reduce pro rata the amount of Restricted Stock and Colt Stock proposed to be offered in the underwriting, for purposes of making any such reduction, each holder of Restricted Stock and Colt Stock which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person", and any pro rata reduction with respect to such "person" shall be based upon the aggregate number of shares of Restricted Stock and Colt Stock owned by all entities and individuals included as such "person," as defined in this sentence (and the aggregate number so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holder of Restricted Stock or Colt Stock, as applicable, may reasonably determine). The Company shall be obligated to register Restricted Stock and Colt Stock pursuant to requests made under this Section 2 on two occasions only; provided, however, that as to such occasion such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock and Colt Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                        (c) The Company shall be entitled to include in any registration statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock and Colt Stock to be sold. Except as set forth in this Section 2, no securities shall be included in any registration statement referred to in this Section 2 without the prior written consent of the holders of a majority in interest of the Institutional Investors' Restricted Stock requested to be included in such registration. Except with respect to registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

                SECTION 3. INCIDENTAL REGISTRATION; FORM S-3 REGISTRATION.

                        (a) If the Company at any time (other than pursuant to Section 2 hereof) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, S-8 or another form, which is not available for registering Restricted Stock for sale to the public), each such time it will give prompt written notice to all holders of Restricted Stock and Colt Stock of its intention to do so. Upon the written request of any such holder, given within 20 days after the date of any such notice, to register any of its Restricted Stock or Colt Stock (as applicable) (which request shall state the intended method of



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disposition thereof), the Company will use its reasonable best efforts to cause the Restricted Stock and Colt Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock or Colt Stock (as applicable) so registered. The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Restricted Stock or Colt Stock (as applicable). In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 3 to register Restricted Stock or Colt Stock (as applicable) shall specify that either (i) such Restricted Stock or Colt Stock (as applicable) is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock or Colt Stock (as applicable) is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Common Stock, including, without limitation Restricted Stock or Colt Stock (as applicable), to be included in such an underwriting may be reduced (pro rata among the requesting holders of Restricted Stock or Colt Stock (as applicable)) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that if any shares are to be included in such underwriting for the account of any person other than the Company, the number of shares to be included by any such person shall be reduced first to zero, if necessary, before any Restricted Stock or Colt Stock is reduced which such Shares shall be reduced pro rata among all holders of Restricted Stock and Colt Stock requesting, under this Section 3, to participate in such registration based upon the number of shares requested to be registered by each such holder. With respect to the proviso of the preceding sentence, if the Company elects to reduce pro rata the amount of Restricted Stock proposed to be offered in the underwriting for the accounts of all persons other than the Company, for purposes of making any such reduction, each holder of Restricted Stock which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person," and any pro rata reduction with respect to such "person" shall be based upon the aggregate number of shares of Restricted Stock owned by all entities and individuals included as such "person", as defined in this sentence (and the aggregate number so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holder of Restricted Stock may reasonably determine).

                        (b) If, at a time when Form S-3 is available for such registration, the Company shall receive from any Institutional Investor a written request or requests that the Company effect a registration on Form S-3 of any of such holder's Restricted Stock, the Company will promptly give written notice of the proposed registration to all other holders of Restricted Stock and Colt Stock and, as soon as practicable, use its reasonable best efforts to effect such registration and all such related qualifications and compliances as may be requested and as would permit or facilitate the sale and distribution of all Restricted Stock as are specified



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in such request and any written requests of other holders of Restricted Stock and Colt Stock given within 20 days after receipt of such notice. The Company shall not be required to file a registration statement under Form S-3 if it would not be required to file a registration statement under Section 2 hereof pursuant to Section 2(a)(ii). The Company shall have no obligation to effect a registration under this Section 3(b) unless the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $1,000,000. Any registration under this Section 3(b) will not be counted as a registration under Section 2 above. In the event that such registration is an underwritten offering, the provisions of Section 2(b) (other than the first sentence thereof) shall apply.

                SECTION 4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 2 or 3 hereof to use its reasonable best efforts to effect the registration of any shares of Restricted Stock or Colt Stock under the Securities Act, the Company will, as expeditiously as possible:

                        (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2 hereof, shall be on Form S-1, SB-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective (provided that before filing a registration statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Restricted Stock covered by such registration statement copies of all such documents and include all reasonable comments of such counsel in such document) for the period of the distribution contemplated thereby (determined as hereinafter provided);

                        (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 4 (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock and Colt Stock, if any, covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                        (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendment or supplement thereto) in conformity with the requirements of the Securities Act and such other documents as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock and Colt Stock, if any, covered by such registration statement;

                        (d) use its reasonable best efforts to register or qualify the Restricted Stock and Colt Stock, if any, covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock and Colt Stock, if any, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request and do any



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and all other acts and things which are reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Restricted Stock and Colt Stock, if any, owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (ii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

                        (e) immediately notify each seller and each underwriter under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of any seller, the Company will promptly prepare a supplement or amendment to such registration statement so that, as thereafter delivered to the purchasers of such Restricted Stock and Colt Stock, if any, such registration statement will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                        (f) if the offering is underwritten, use its reasonable best efforts to furnish, at the request of any seller, on the date that Restricted Stock and Colt Stock, if any, is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, (A) stating that such registration statement has become effective under the Securities Act, (B) stating that, to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (C) stating that the registration statement and the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements contained therein), (D) containing a 10b-5 opinion in customary form (if requested by the underwriters) and (E) and to such other effects as may reasonably be requested by counsel for the underwriters, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, (A) stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such seller may reasonably request; and (B) containing "cold comfort" language covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority in nominal value of the Restricted Stock being sold reasonably request;



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                        (g) make available for inspection by each seller, any
underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, public accountants, attorneys and financial advisors to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                        (h) use its reasonable best efforts to cause all such Restricted Securities and Colt Stock, if any, to be listed on a recognized U.S. stock exchange or traded on a U.S. inter-dealer quotation system and, if similar securities issued by the Company are already so listed, on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed or traded;

                        (i) provide a transfer agent and registrar for all such Restricted Securities and Colt Stock, if any, not later than the printing of any preliminary prospectus;

                        (j) reasonably assist any underwriter or seller participating in such registration or offering in its marketing efforts with prospective investors by causing the Company's officers, directors and employees to participate in marketing efforts, including "roadshow" presentations in various major national and international centers, in connection with any offering;

                        (k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission or any other applicable regulatory authority, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                        (l) permit any holder, which holder, in its reasonable judgment based upon advice of counsel, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to use its reasonable best efforts, subject to the agreement of the managing underwriter in the case of an underwritten offering, to cause the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included and which material has been approved by the Company, such approval not to be unreasonably withheld or delayed;

                        (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related offering document or suspending the qualification of any Restricted Securities or Colt Stock, if any, included in such registration statement or offering document for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;



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                        (n) use its reasonable best efforts to cause such
Restricted Stock or Colt Stock, if any, covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Restricted Stock and Colt Stock, if any, and

                        (o) take all such other actions as the Institutional Investors requesting such registration, or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Restricted Stock and Colt Stock, if any (including, without limitation, effecting a stock split or a combination of shares).

                For purposes of Sections 4(a) and (b) above and of Section 2(c) hereof, the period of distribution of Restricted Stock and Colt Stock (if any) in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock and Colt Stock (if any) in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock and Colt Stock (if any) covered thereby or six months after the effective date thereof.

                In connection with each registration hereunder, the selling holders of Restricted Stock and Colt Stock, if any, will furnish to the Company such information with respect to themselves, the Restricted Stock and Colt Stock, if any, held by them and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws or to effect any registration, qualification or compliance referred to in this Agreement.

                In connection with each registration pursuant to Sections 2 and 3 hereof covering an underwritten public offering, the Company and the selling holders of Restricted Securities and Colt Stock, if any, agree to enter into such customary agreements (including underwriting agreements) as the managing underwriter selected in the manner herein provided may request in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof.

                The Company agrees (i) not to effect any public sale or distribution of its capital stock or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any registration statement (except as part of such underwritten registration pursuant to the terms hereof or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing such public offering otherwise agree, and (ii) to use its reasonable best efforts to cause each holder of at least 5% (on a fully diluted basis) of its capital stock, or any securities convertible into or exchangeable or exercisable for its capital stock (other than in a public offering pursuant to the terms hereof) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten offering, if otherwise permitted pursuant to the terms hereof), unless the underwriters managing such public offering otherwise agree. If requested in



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writing by the managing underwriter conducting the offering in question, each holder of Restricted Stock and Colt Stock, if any, agrees not to sell or otherwise transfer or dispose of any shares of Restricted Stock and Colt Stock, if any, or other shares of stock of the Company then owned by such holder for a period reasonably requested by such underwriter which shall in no event exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that all persons holding at least 5% of the capital stock of the Company and all executive officers and directors of the Company shall have entered into agreements containing similar provisions. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction.

                Any holder of Restricted Stock or Colt Stock, if any, and their permitted transferees, receiving any written notice from the Company regarding the Company's plans to file a registration statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

                SECTION 5. EXPENSES. All expenses incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, fees and expenses in connection with any listing of the Common Stock on a securities exchange or inter-dealer quotation system, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, and the fees and disbursements of the underwriters, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and fees and expenses of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses (as defined below), are herein called "REGISTRATION EXPENSES". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses." The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 2 or 3 hereof. All Selling Expenses incurred in connection with any sale of Restricted Stock by any participating seller shall be borne by such participating seller, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

                SECTION 6. INDEMNIFICATION. In the event of a registration of any of the Restricted Stock and Colt Stock, if any, under the Securities Act pursuant to Section 2 or 3 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock and Colt Stock thereunder and each underwriter of such Restricted Stock and Colt Stock thereunder and their respective officers, directors and employees and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock and Colt Stock, if any, was registered under the Securities Act pursuant to Section 2 or 3, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereof, any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Restricted Stock and Colt Stock, if any, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or any application, filing or other material filed, registered, distributed or otherwise furnished by the Company or with the consent of the Company in connection with the securities laws of any state or political subdivision thereof, including any blue sky application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such person in writing specifically for use in such registration statement or prospectus.

                In the event of a registration of any of the Restricted Stock or Colt Stock under the Securities Act pursuant to Section 2 or 3 hereof, each seller of such Restricted Stock or Colt Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock and Colt Stock, if any, was registered under the Securities Act pursuant to Section 2 or 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the net proceeds received by such seller from the sale of Restricted Stock or Colt Stock (as applicable) covered by such registration statement.

                Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 6, except to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the indemnified party shall have reasonably concluded, based upon advice of counsel, that there may be reasonable defenses available to it which are different from or additional to those available to the other party or parties thereto or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the other party or parties thereto, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. Each indemnified party shall furnish such information as the indemnifying party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and any litigation or proceeding resulting therefrom.

                Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnified party shall have reasonably concluded, based upon advice of counsel, that there may be reasonable defenses available to it which are different from or additional to those available to the other party or parties thereto or that the interests of the indemnified party conflict with the interests of the other party or parties thereto, or (iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii)be liable for any settlement of any proceeding effected without its written consent, (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in the first two paragraphs of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Restricted Stock or Colt Stock, as the case may be, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including, without limitation, the failure to give any notice under the second paragraph of this Section 6. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the sellers of such Restricted Stock or Colt Stock, as the case may be, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                The Company and the sellers of Restricted Stock and Colt Stock, if any, agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if all of the sellers of Restricted Stock and Colt Stock, if any, were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Restricted Stock and Colt Stock, if any, shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 6 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters and the indemnification of the sellers of Restricted Stock and Colt Stock, if any, in such underwriting shall, at the sellers' request, be modified to conform to such terms and conditions. Upon the reasonable request of any stockholder selling Restricted Stock pursuant to a registration statement or any underwriter of such stock, the Company shall obtain, if reasonably available, an insurance policy covering the risks described above in this
Section 6 in an amount and with a deductible reasonably requested by such seller or underwriter and naming such seller, any underwriter of such stock and any person controlling such seller or underwriter as beneficiaries. The costs of obtaining and maintaining any such insurance shall be borne by the Company.

                The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

                SECTION 7. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted by this Agreement shall continue with respect to the Common Stock as so changed.

                SECTION 8. OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, following the issuance of the Series B Preferred Stock, the Company will not grant to any person the right to request the Company to register any Common Stock, or any securities convertible or exchangeable into or exercisable for Common Stock, which are superior to or pari passu with the rights granted to the Institutional Investors hereunder, without the prior written consent of each of the Institutional Investors. The Company will not enter into any agreement inconsistent with the terms of this Agreement.

                SECTION 9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the other parties hereto as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

                        (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its subsidiaries.

                        (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

                SECTION 10. RULE 144 REPORTING. The Company agrees with each of the other parties hereto as follows:

                        (a) The Company shall make and keep current public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times after it has become subject to the Exchange Act.

                        (b) The Company shall use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                        (c) The Company shall furnish to each holder of Restricted Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as such holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Securities or Colt Stock (as applicable) to sell any such securities without registration.

                SECTION 11. MISCELLANEOUS.

                        (a) The obligations and rights under Sections 2, 3 and 8 shall terminate as to an Institutional Investor or Colt (as applicable) when (i) such stockholder is no longer an "affiliate" as used in Rule 144 and (ii) such stockholder is permitted to sell all Restricted Stock or Colt Stock (as applicable) then held by it pursuant to Rule 144(k).

                        (b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Securities and Colt Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Securities and Colt Stock, respectively.

                        (c) All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery:

                (i)     if to the Company:

                        TBM Holdings Inc.
                        136 Main Street
                        Westport, CT
                        Telecopier:  (203) 227-1050
                        Attention:  William A. Schwartz

                        with a copy to:

                        Levett Rockwood P.C.
                        33 Riverside Avenue
                        Westport, Connecticut  06880
                        Telecopier:  (203) 226-8025

                        Attention:  Cheryl L. Johnson, Esq.

                (ii)    if to the Whitney Funds:

                        Whitney III, L.P.
                        177 Broad Street
                        Stamford, Connecticut 06901
                        Telecopier No.:  (203) 975-1422
                        Attention:  Mr. David A. Scherl
                                    Mr. Michael C. Salvator

                        with a copy to:

                        Kirkland & Ellis
                        153 East 53rd Street, 39th Floor
                        New York, NY  10022
                        Telecopier No.:  (212) 446-4900
                        Attention:  Mr. Frederick Tanne, Esq.
                                    Mr. Joshua N. Korff, Esq.

                (iii)   if to Golub:

                        Golub Associates Incorporated
                        555 Madison Avenue, 30th Floor
                        New York, New York  10022
                        Telecopier:  (212) 750-5505
                        Attention:  Mr. Lawrence E. Golub

                        with a copy to:

                        Kirkland & Ellis
                        153 East 53rd Street, 39th Floor
                        New York, NY  10022
                        Telecopier No.:  (212) 446-4900
                        Attention:  Mr. Frederick Tanne, Esq.
                                    Mr. Joshua N. Korff, Esq.

                (iii)   if to Colt:

                        Colt Capital LLC
                        136 Main Street
                        Westport, Connecticut 06880
                        Telecopier:  (203) 227-5312
                        Attention:  Daniel A. Levinson

                        with a copy to:

                        Levett Rockwood P.C.
                        33 Riverside Avenue
                        Westport, Connecticut  06880
                        Telecopier:  (203) 226-8025
                        Attention:  Cheryl L. Johnson, Esq.


or to such other address or addresses as shall have been furnished in writing to the other parties hereto. Each party hereto agrees, at all times, to provide the Company with an address for notices hereunder.

                All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five business days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

                        (d) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

                        (e) (I) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS AND TO THE ATTENTION OF THE PERSON SET FORTH IN SECTION 11(C), SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

                        (II) THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH PARTY THERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE COMPANY (X) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF EITHER OF THE WHITNEY FUNDS OR GOLUB HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT EITHER OF THE WHITNEY FUNDS OR GOLUB WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (Y) ACKNOWLEDGES THAT BOTH THE WHITNEY FUNDS AND GOLUB HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

                        (f) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and except as set forth in the Purchase Agreement and the Transaction Documents (as defined in the Purchase Agreement), there are no representations or other agreements, except as stated or referred to herein or therein. This Agreement may not be modified or amended except in writing signed by all parties hereto. Notwithstanding the foregoing, any holders of Restricted Stock or Colt Stock may waive any such holder's rights hereunder without obtaining the consent of any other holder.

                        (g) Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                        (h) The Company (on the one hand) and the Institutional Investors (on the other hand) agree that any amendment to the Federal securities laws (and regulations promulgated thereunder (and related registration forms), and related state securities laws shall not affect the substantive registration requirements (and other obligations of the Company) set forth in this Agreement; and, following any such amendment, the Company shall continue to be required to cause the registration of Restricted Stock (and pay all Registration Expenses and provide indemnification) under the Federal securities laws, as amended, in a manner consistent to carry out the intent and purposes of (and on terms as similar as practicable as the terms set forth in) this Agreement.

                        (i) If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                              TBM HOLDINGS INC.


                              By:     /s/ William A. Schwartz
                                      -------------------------
                                      Name: William A. Schwartz
                                      Title:

                              J.H. WHITNEY IV, L.P.

                              By: J.H. Whitney Equity Partners IV, L.L.C., Its General Partner

                              By:     /s/ William F. Dawson
                                      -----------------------
                                      Name: William F. Dawson
                                      Managing Member

                              J.H. WHITNEY III, L.P.

                              By: J.H. Whitney Equity Partners III, L.L.C. Its General Partner

                              By:     /s/ William F. Dawson
                                      -----------------------
                                      Name: William F. Dawson
                                      Managing Member

                              WHITNEY STRATEGIC PARTNERS III, L.P.

                              By: J.H. Whitney Equity Partners III, L.L.C., Its General Partner

                              By:     /s/ William F. Dawson
                                      -----------------------
                                      Name: William F. Dawson
                                      Managing Member


                              LEG PARTNERS III SBIC, L.P.

                              By:     Golub PS-GP, LLC,
                                      its General Partner

                              By:     /s/ Lawrence E. Golub
                                      ----------------------------
                                      Lawrence E. Golub, President

                              LEG PARTNERS DEBENTURE SBIC, L.P.

                              By:     Golub PS-GP, LLC,
                                      its General Partner

                              By:     /s/ Lawrence E. Golub
                                      ------------------------------------------
                                      Lawrence E. Golub, President


                              COLT CAPITAL LLC

                              By:     Colt Services, Inc.
                                      its Manager


                              By:     /s/ Daniel A. Levinson
                                      ------------------------------------------
                                      Name:  Daniel A. Levinson
                                      Title:  President

                              LEG PARTNERS, L.P.

                              By:     LEG GP, L.P.,
                                      its General Partner

                              By:     /s/ Lawrence E. Golub
                                      -----------------------------------------
                                      Lawrence E. Golub, President

                              LEG PARTNERS SBIC, L.P.

                              By:     Golub GP II Corporation,
                                      its General Partner

                              By:     /s/ Lawrence E. Golub
                                      -----------------------------------------
                                      Lawrence E. Golub, President

                              LEG PARTNERS II, L.P.

                              By:     Golub GP II, L.L.C.,
                                      its General Partner

                              By:     /s/ Lawrence E. Golub
                                      -----------------------------------------
                                      Lawrence E. Golub, Manager


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]